                                                                   EXHIBIT 10.19



                       DEPOSIT AND DISBURSEMENT AGREEMENT

                                      among

                            AES EASTERN ENERGY, L.P.,

                                 AEE 2, L.L.C.,

                              AES SOMERSET, L.L.C.,

                               AES CAYUGA, L.L.C.,

                              AES WESTOVER, L.L.C.,

                             AES GREENIDGE, L.L.C.,

                     CREDIT SUISSE FIRST BOSTON CORPORATION,
                          as Working Capital Provider,

                             BANKERS TRUST COMPANY,
                              as Depositary Agent,

                           KINTIGH FACILITY TRUST A-1,
                                 as Owner Trust,

                           KINTIGH FACILITY TRUST A-2,
                                 as Owner Trust,

                           KINTIGH FACILITY TRUST B-1,
                                 as Owner Trust,

                           KINTIGH FACILITY TRUST B-2,
                                 as Owner Trust,

                           KINTIGH FACILITY TRUST C-1,
                                 as Owner Trust,

                           KINTIGH FACILITY TRUST C-2,
                                 as Owner Trust,

                          MILLIKEN FACILITY TRUST A-1,
                                 as Owner Trust,

                          MILLIKEN FACILITY TRUST A-2,
                                 as Owner Trust,

                          MILLIKEN FACILITY TRUST B-1,
                                 as Owner Trust,

                          MILLIKEN FACILITY TRUST B-2,
                                 as Owner Trust,

                          MILLIKEN FACILITY TRUST C-1,
                                 as Owner Trust,

                          MILLIKEN FACILITY TRUST C-2,
                                 as Owner Trust,

                       DCC PROJECT FINANCE FOURTEEN, INC.,
             as Owner Participant under two Participation Agreements
                        (Kintigh A-1 and Milliken A-1),

                       DCC PROJECT FINANCE FIFTEEN, INC.,
             as Owner Participant under two Participation Agreements
                        (Kintigh A-2 and Milliken A-2),

                       FIRST CHICAGO LEASING CORPORATION,
             as Owner Participant under two Participation Agreements
                        (Kintigh B-1 and Milliken B-1),

                       FIRST CHICAGO LEASING CORPORATION,
             as Owner Participant under two Participation Agreements
                        (Kintigh B-2 and Milliken B-2),

                         BANKERS COMMERCIAL CORPORATION,
             as Owner Participant under two Participation Agreements
                        (Kintigh B-2 and Milliken B-2),

                         BANKERS COMMERCIAL CORPORATION,
             as Owner Participant under two Participation Agreements
                        (Kintigh C-2 and Milliken C-2),

                             BANKERS TRUST COMPANY,
                       as Indenture Trustee (Kintigh A-1),

                             BANKERS TRUST COMPANY,
                       as Indenture Trustee (Kintigh A-2),

                             BANKERS TRUST COMPANY,
                       as Indenture Trustee (Kintigh B-1),

                             BANKERS TRUST COMPANY,
                       as Indenture Trustee (Kintigh B-2),

                             BANKERS TRUST COMPANY,
                       as Indenture Trustee (Kintigh C-1),

                             BANKERS TRUST COMPANY,
                       as Indenture Trustee (Kintigh C-2),

                             BANKERS TRUST COMPANY,
                      as Indenture Trustee (Milliken A-1),

                             BANKERS TRUST COMPANY,
                      as Indenture Trustee (Milliken A-2),

                             BANKERS TRUST COMPANY,
                      as Indenture Trustee (Milliken B-1),

                             BANKERS TRUST COMPANY,
                      as Indenture Trustee (Milliken B-2),

                             BANKERS TRUST COMPANY,
                      as Indenture Trustee (Milliken C-1),

                             BANKERS TRUST COMPANY,
                      as Indenture Trustee (Milliken C-2),

                             BANKERS TRUST COMPANY,
                    as Pass Through Trustee (Series 1999-A),

                                       and

                             BANKERS TRUST COMPANY,
                     as Pass Through Trustee (Series 1999-B)


                             Dated as of May 1, 1999

                                TABLE OF CONTENTS

                                                                                                              Page
                                                                                                              ----
                                                     ARTICLE I

                                                    DEFINITIONS

Section 1.1       Capitalized Terms..............................................................................2


                                                    ARTICLE II

                                               THE DEPOSITARY AGENT;
                                           ESTABLISHMENT OF THE ACCOUNTS

Section 2.1       The Depositary Agent; Limited Rights of AEE....................................................7
Section 2.2       Establishment of Accounts......................................................................7
Section 2.3       Responsibility and Control.....................................................................8
Section 2.4       Termination....................................................................................8


                                                    ARTICLE III

                                                   THE ACCOUNTS

Section 3.1       Revenue Account................................................................................9
Section 3.2       Operating Account.............................................................................13
Section 3.3       Working Capital Account.......................................................................14
Section 3.4       Rent Payment Account..........................................................................14
Section 3.5       Debt Repayment Account........................................................................15
Section 3.6       Rent Reserve Account..........................................................................16
Section 3.7       Indemnity Account.............................................................................17
Section 3.8       Deferrable Rent Account.......................................................................17
Section 3.9       Additional Liquidity Account..................................................................18
Section 3.10      Special Rent Reserve Account..................................................................18
Section 3.11      Loss Proceeds Account.........................................................................20
Section 3.12      Payment Deficiencies; Invasion of Accounts....................................................20
Section 3.13      Permitted Investments.........................................................................21
Section 3.14      Account Balance Statements; Payment Undertaking Agreements....................................21
Section 3.15      Instructions to the Depositary Agent..........................................................22
Section 3.16      Lease Event of Default and Indenture Event of Default.........................................22


                                                    ARTICLE IV

                                               THE DEPOSITARY AGENT

Section 4.1       Appointment of the Depositary Agent; Powers and Immunities....................................23
Section 4.2       Reliance by the Depositary Agent..............................................................24
Section 4.3       Court Orders..................................................................................25
Section 4.4       Resignation or Removal........................................................................25


                                                     ARTICLE V

                                          EXPENSES; INDEMNIFICATION; FEES

Section 5.1       Expenses......................................................................................26
Section 5.2       Indemnification...............................................................................26
Section 5.3       Fees..........................................................................................26


                                                    ARTICLE VI

                                              LIMITATION OF LIABILITY

Section 6.1       Limitation of Liability.......................................................................27


                                                    ARTICLE VII

                                                   MISCELLANEOUS

Section 7.1       Amendments; Etc...............................................................................27
Section 7.2       Addresses for Notices.........................................................................27
Section 7.3       Integration, Etc..............................................................................27
Section 7.4       Headings; Table of Contents; Section References...............................................27
Section 7.5       No Third Party Beneficiaries..................................................................27
Section 7.6       No Waiver.....................................................................................28
Section 7.7       Severability..................................................................................28
Section 7.8       Successors and Assigns........................................................................28
Section 7.9       Execution in Counterparts.....................................................................28
Section 7.10      SPECIAL EXCULPATION...........................................................................28
Section 7.11      GOVERNING LAW.................................................................................28

                                    SCHEDULE

SCHEDULE I          Accounts

                                    EXHIBITS

EXHIBIT A           Form of Instruction Letter

         DEPOSIT AND DISBURSEMENT AGREEMENT (this "Depositary Agreement") dated as of May 1, 1999 among (i) AES EASTERN ENERGY, L.P., a limited partnership organized under the laws of the State of Delaware ("AEE"), (ii) AEE 2, L.L.C., a limited liability company organized under the laws of the State of Delaware ("AEE 2"), AES SOMERSET, L.L.C., a Delaware limited liability company, AES Cayuga, L.L.C., a Delaware limited liability company, AES WESTOVER, L.L.C., a Delaware limited liability company and AES GREENIDGE, L.L.C., (iii) CREDIT SUISSE FIRST BOSTON, as Working Capital Provider (the "Working Capital Provider"), (iii) KINTIGH FACILITY TRUST A-1, a Delaware business trust, (iv) KINTIGH FACILITY TRUST A-2, a Delaware business trust, (v) KINTIGH FACILITY TRUST B-1, a Delaware business trust, (vi) KINTIGH FACILITY TRUST B-2, a Delaware business trust, (vii) KINTIGH FACILITY TRUST C-1, a Delaware business trust, (viii) KINTIGH FACILITY TRUST C-2, a Delaware business trust, (ix) MILLIKEN FACILITY TRUST A-1, a Delaware business trust, (x) MILLIKEN FACILITY TRUST A-2, a Delaware business trust, (xii) MILLIKEN FACILITY TRUST B-1, a Delaware business trust, (xiii) MILLIKEN FACILITY TRUST B-2, a Delaware business trust, (xiv) MILLIKEN FACILITY TRUST C-1, a Delaware business trust, (xv) MILLIKEN FACILITY TRUST C-2, a Delaware business trust, (xvi) DCC PROJECT FINANCE FOURTEEN, INC., as Owner Participant under two Participation Agreements (Kintigh A-1 and Milliken A-1), (xvii) DCC PROJECT FINANCE FIFTEEN, INC., as Owner Participant under two Participation Agreements (Kintigh A-2 and Milliken A-2), (xviii) FIRST CHICAGO LEASING CORPORATION, as Owner Participant under two Participation Agreements (Kintigh B-1 and Milliken B-1), (xix) FIRST CHICAGO LEASING CORPORATION, as Owner Participant under two Participation Agreements (Kintigh B-2 and Milliken B-2), (xx) BANKERS COMMERCIAL CORPORATION, as Owner Participant under two Participation Agreements (Kintigh C-1 and Milliken C-1),
(xxi) BANKERS COMMERCIAL CORPORATION, as Owner Participant under two Participation Agreements (Kintigh C-2 and Milliken C-2), (xxii) BANKERS TRUST COMPANY, a banking corporation organized and existing under the laws of the State of New York as Depositary Agent (herein, in such capacity, together with its successors and permitted assigns, the "Depositary Agent"), (xxiii) BANKERS TRUST COMPANY, a banking corporation organized and existing under the laws of the State of New York, not in its individual capacity, except as expressly provided herein, but solely as trustee under each Indenture (herein in its capacity as trustee under each Indenture, together with its successors and permitted assigns, the "Indenture Trustee"), and (xxiv) BANKERS TRUST COMPANY, a banking corporation organized and existing under the laws of the State of New York, not in its individual capacity, except as expressly provided herein, but solely as trustee under each Pass Through Trust Agreement (herein in its capacity as trustee under each Pass Through Trust Agreement, together with its successors and permitted assigns, the "Pass Through Trustee").


                              W I T N E S S E T H :


         WHEREAS, the parties hereto desire to enter into this Depositary Agreement to provide for the appointment of a Depositary Agent to administer the Accounts established herein;

                                                            DEPOSITARY AGREEMENT

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


                                   DEFINITIONS

                           Capitalized Terms. The following terms shall have the
meanings herein specified unless the context otherwise requires. Such definitions shall be equally applicable to the singular and plural forms of the terms defined. Each capitalized term used herein and not otherwise defined herein shall have the meaning assigned to that term in Appendix A to the Participation Agreement (Kintigh A-1), dated as of May 1, 1999, by and among AEE and the other parties thereto as in effect as of the date hereof without regard to subsequent amendments thereto, and the principles of interpretation set forth in such Appendix shall apply to such definition.

         "Accreted Value" shall have the meaning set forth in each Payment Undertaking Agreement.

         "Basic Rent" shall have the meaning specified in Section 3.3 of each Lease, and at any time shall equal the aggregate amount of Basic Rent due at such time under all such Leases.

         "Deferrable Payments" shall have the meaning specified in Section 3.4 of each Lease, and at any time shall equal the aggregate amount of Deferrable Payments due at such time under all such Leases.

         "Drawing Event" shall mean any deficiency in the Accounts under this Depositary Agreement other than the Loss Proceeds Account, the Special Rent Reserve Account and the Distribution Account.

         "Funding Date" shall mean the first Business Day of each month commencing with the first Business Day of the month falling after the Closing Date.

         "Funding Date Certificate" shall have the meaning specified in Section 3.1(b).

         "Funding Period" shall mean a period commencing on a Funding Date and ending on the day preceding the next succeeding Funding Date.

         "Indenture" shall mean, individually, each of the following:

                          (i) the Indenture of Trust and Security Agreement
(Kintigh A-1), dated as of May 1, 1999 between the parties named therein;

                          (ii) the Indenture of Trust and Security Agreement
(Kintigh A-2), dated as of May 1, 1999 between the parties named therein;

                                        2
                                                            DEPOSITARY AGREEMENT

                          (iii) the Indenture of Trust and Security Agreement
(Kintigh B-1), dated as of May 1, 1999 between the parties named therein;

                          (iv) the Indenture of Trust and Security Agreement
(Kintigh B-2), dated as of May 1, 1999 between the parties named therein;

                         (v) the Indenture of Trust and Security Agreement
(Kintigh C-1), dated as of May 1, 1999 between the parties named therein;

                          (vi) the Indenture of Trust and Security Agreement
(Kintigh C-2), dated as of May 1, 1999 between the parties named therein;

                          (vii) the Indenture of Trust and Security Agreement
(Milliken A-1), dated as of May 1, 1999 between the parties named therein;

                          (viii) the Indenture of Trust and Security Agreement
(Milliken A-2), dated as of May 1, 1999 between the parties named therein;

                          (ix) the Indenture of Trust and Security Agreement
(Milliken B-1), dated as of May 1, 1999 between the parties named therein;

                          (x) the Indenture of Trust and Security Agreement
(Milliken B-2), dated as of May 1, 1999 between the parties named therein;

                          (xi) the Indenture of Trust and Security Agreement
(Milliken C-1), dated as of May 1, 1999 between the parties named therein; and

                          (xii) the Indenture of Trust and Security Agreement
(Milliken C-2), dated as of May 1, 1999 between the parties named therein.

         "Indenture Trustee" shall mean Bankers Trust Company, not in its individual capacity, but solely as Indenture Trustee under each Indenture, and each other Person who may from time to time be acting as Indenture Trustee in accordance with the provisions of such Indenture.

         "Lease" shall mean, individually, each of the following:

                          (i) the Facility Lease Agreement (Kintigh A-1), dated
as of May 1, 1999 between AEE and the lessor named therein;

                          (ii) the Facility Lease Agreement (Kintigh A-2), dated
as of May 1, 1999 between AEE and the lessor named therein;

                          (iii) the Facility Lease Agreement (Kintigh B-1),
dated as of May 1, 1999 between AEE and the lessor named therein;

                          (iv) the Facility Lease Agreement (Kintigh B-2), dated
as of May 1, 1999 between AEE and the lessor named therein;

                                        3
                                                            DEPOSITARY AGREEMENT

                          (v) the Facility Lease Agreement (Kintigh C-1), dated
as of May 1, 1999 between AEE and the lessor named therein;

                          (vi) the Facility Lease Agreement (Kintigh C-2), dated
as of May 1, 1999 between AEE and the lessor named therein;

                          (vii) the Facility Lease Agreement (Milliken A-1),
dated as of May 1, 1999 between AEE and the lessor named therein;

                          (viii) the Facility Lease Agreement (Milliken A-2),
dated as of May 1, 1999 between AEE and the lessor named therein;

                          (xi) the Facility Lease Agreement (Milliken B-1),
dated as of May 1, 1999 between AEE and the lessor named therein;

                          (x) the Facility Lease Agreement (Milliken B-2), dated
as of May 1, 1999 between AEE and the lessor named therein;

                          (xi) the Facility Lease Agreement (Milliken C-1),
dated as of May 1, 1999 between AEE and the lessor named therein; and

                          (xii) the Facility Lease Agreement (Milliken C-2),
dated as of May 1, 1999 between AEE and the lessor named therein.

         ["Management Services Agreement" shall mean the Management Services Agreement dated as of May 6, 1999, between Somerset Railroad and AES Somerset, L.L.C.]

         "Market Termination Amount" shall have the meaning set forth in each Payment Undertaking Agreement.

         "Owner Participant" shall mean, individually, each of the following, together with their respective successors and permitted assigns:

                          (i) DCC Project Finance Fourteen, Inc., as Owner
Participant under each Participation Agreement (Kintigh A-1 and Milliken A-1);

                          (ii) DCC Project Finance Fifteen, Inc., as Owner
Participant under each Participation Agreement (Kintigh A-2 and Milliken A-2);
or

                          (iii) First Chicago Leasing Corporation, as Owner
Participant under each Participation Agreement (Kintigh B-1 and Milliken B-1);

                          (iv) First Chicago Leasing Corporation, as Owner
Participant under each Participation Agreement (Kintigh B-2 and Milliken B-2);

                          (v) Bankers Commercial Corporation, as Owner
Participant under each Participation Agreement (Kintigh C-1 and Milliken C-1);
and

                                        4
                                                            DEPOSITARY AGREEMENT

                          (vi) Bankers Commercial Corporation, as Owner
Participant under each Participation Agreement (Kintigh C-2 and Milliken C-2).

         "Owner Trust" shall mean, individually, each of the following:

                          (i) Kintigh Facility Trust A-1, a Delaware business
trust;

                          (ii) Kintigh Facility Trust A-2, a Delaware business
trust;

                          (iii) Kintigh Facility Trust B-1, a Delaware business
trust,

                          (iv) Kintigh Facility Trust B-2, a Delaware business
trust;

                          (v) Kintigh Facility Trust C-1, a Delaware business
trust;

                          (vi) Kintigh Facility Trust C-2, a Delaware business
trust;

                          (vii) Milliken Facility Trust A-1, a Delaware business
trust;

                          (viii) Milliken Facility Trust A-2, a Delaware
business trust;

                          (ix) Milliken Facility Trust B-1, a Delaware business
trust;

                          (x) Milliken Facility Trust B-2, a Delaware business
trust;

                          (xi) Milliken Facility Trust C-1, a Delaware business
trust; and

                          (xii) Milliken Facility Trust C-2, a Delaware business
trust.

         "Participation Agreement" shall mean, individually, each of the following:

                          (i) the Participation Agreement (Kintigh A-1), dated
as of May 1, 1999 among AEE and the other parties named therein;

                          (ii) the Participation Agreement (Kintigh A-2), dated
as of May 1, 1999 among AEE and the other parties named therein;

                          (iii) the Participation Agreement (Kintigh B-1), dated
as of May 1, 1999 among AEE and the other parties named therein;

                          (iv) the Participation Agreement (Kintigh B-2), dated
as of May 1, 1999 among AEE and the other parties named therein;

                          (v) the Participation Agreement (Kintigh C-1), dated
as of May 1, 1999 among AEE and the other parties named therein;

                          (vi) the Participation Agreement (Kintigh C-2), dated
as of May 1, 1999 among AEE and the other parties named therein;

                                        5
                                                            DEPOSITARY AGREEMENT

                          (vii) the Participation Agreement (Milliken A-1),
dated as of May 1, 1999 among AEE and the other parties named therein;

                          (viii) the Participation Agreement (Milliken A-2),
dated as of May 1, 1999 among AEE and the other parties named therein;

                          (ix) the Participation Agreement (Milliken B-1), dated
as of May 1, 1999 among AEE and the other parties named therein;

                          (x) the Participation Agreement (Milliken B-2), dated
as of May 1, 1999 among AEE and the other parties named therein;

                          (xi) the Participation Agreement (Milliken C-1), dated
as of May 1, 1999 among AEE and the other parties named therein;

                          (xii) the Participation Agreement (Milliken C-2),
dated as of May 1, 1999 among AEE and the other parties named therein;

         "Rent" shall mean Basic Rent and Supplemental Rent.

         "Rent Reserve Account Payment Undertaking Agreement" shall mean the Rent Reserve Account Payment Undertaking Agreement, dated as of May 1, 1999, among AEE, Kintigh Facility Trust A-1, Milliken Facility Trust A-1, Kintigh Facility Trust A-2, Milliken Facility Trust A-2, Kintigh Facility Trust B-1, Milliken Facility Trust B-1, Kintigh Facility Trust B-2, Milliken Facility Trust B-2, Kintigh Facility Trust C-1, Milliken Facility Trust C-1, Kintigh Facility Trust C-2, Milliken Facility Trust C-2 and Morgan Guaranty Trust Company Of New York, or any other Payment Undertaking Agreement in effect from time to time in respect of the Rent Reserve Account.

         "Replacement Event" shall mean

                  (a) in the case of any Additional Liquidity Letter of Credit, either (i) the rating of the senior unsecured long term debt of the issuer of such Additional Liquidity Letter of Credit having been downgraded below A1 by Moody's or below A- by S&P, or (ii) the occurrence within the next 15 days of the expiration date of any Additional Liquidity Letter of Credit and the failure of AEE to have provided any letter of credit that satisfies the requirements of an Additional Liquidity Letter of Credit specified in the definition of such term; and

                  (b) in the case of any Payment Undertaking Agreement, the downgrade of the senior unsecured long term debt rating of the PUA Provider to below Aa3 by Moody's or below AA- by S&P and the failure of the PUA Provider to provide collateral in an amount equal to or exceeding the amount set forth on a schedule attached to such Payment Undertaking Agreement.

         "Scheduled Payments" shall mean with respect to any Payment Undertaking Agreement providing for the payment of Basic Rent (other than Deferrable Payments) the amounts available thereunder for the purpose of paying installments of Basic Rent (other than Deferrable Payments) in accordance with the schedule attached thereto.

                                        6
                                                            DEPOSITARY AGREEMENT

         "Supplemental Rent" shall mean any and all amounts, liabilities and obligations (other than Basic Rent) which AEE assumes or agrees to pay to any Persons under the Operative Documents (whether or not identified as "Supplemental Rent"), including, but not limited to, Termination Value as set forth in a Lease, and at any time, shall equal the aggregate amount of Supplemental Rent due at such time under all such Operative Documents.


                              THE DEPOSITARY AGENT;
                          ESTABLISHMENT OF THE ACCOUNTS

                  The Depositary Agent; Limited Rights of AEE.

                          Acceptance of Appointment of Depositary Agent. The
parties hereto hereby appoint Bankers Trust Company as Depositary Agent under this Depositary Agreement, and Bankers Trust Company hereby agrees to act as Depositary Agent under this Depositary Agreement. In performing its functions and duties under this Depositary Agreement, the Depositary Agent, except in such capacity, does not assume and shall not be deemed to have assumed any relationship of agency or trust with or for AEE, AEE 2 or any other Person.

                          Limited Rights of AEE. AEE shall have no rights
against, or to monies held in, the Accounts, as third party beneficiary or otherwise, except, subject to Section 3.16, AEE shall have the right, to the extent expressly provided in this Depositary Agreement, (i) to receive or make requisitions of monies held in the Accounts, (ii) to cause transfers of monies held in the Accounts among the Accounts, (iii) to direct the investment of monies held in the Accounts in Permitted Investments, and (iv) in the case of the Operating Account, to write checks against such Account, or otherwise apply or cause the transfer of monies held in such Account, for the payment of Operating and Maintenance Costs and other obligations of AEE and AEE 2. In no event shall any amounts or Permitted Investments deposited in or credited to any Account be registered in the name of AEE or AEE 2, payable to the order of AEE or AEE 2 or specially indorsed to AEE or AEE 2, except to the extent that the foregoing have been specially indorsed by AEE or AEE 2, as the case may be, in blank.

                          Establishment of Accounts. The Depositary Agent has
established the following segregated and irrevocable cash collateral accounts (together with all sub-accounts to be established pursuant to this Depositary Agreement, the "Accounts") in the form of non-interest bearing accounts, which shall be maintained at all times until the termination of this Depositary Agreement and which are defined as follows:

                        Revenue Account;
                        Operating Account;
                        Working Capital Account;
                        Rent Payment Account;
                        Debt Repayment Account;
                        Rent Reserve Account;
                        Indemnity Account;

                                        7
                                                            DEPOSITARY AGREEMENT

                        Deferrable Payments Account;
                        Loss Proceeds Account;
                        Additional Liquidity Account;
                        Special Rent Reserve Account; and
                        Distribution Account.

         The account numbers of the Accounts established hereunder on the Closing Date are set forth on Schedule I hereto. The Accounts shall not be evidenced by passbooks or similar writings.

         The Depositary Agent shall, if expressly required pursuant to the terms of this Depositary Agreement, and may, upon the request of AEE and upon notice to each other party hereto, establish and create sub-accounts within the Accounts. In the event that, in accordance with this Depositary Agreement, the Depositary Agent is required to segregate certain monies in an Account from any other amounts on deposit in such Account pending transfer or withdrawal in accordance with this Depositary Agreement, the Depositary Agent shall either (i) hold such monies in such Account for use solely for such transfer or withdrawal or (ii) if requested in a certificate of a Responsible Officer of AEE, create a separate sub-account for such purpose.

         All amounts from time to time held in each Account shall be held (A) in the name of AEE and (B) in the custody of, and subject to the control of, the Depositary Agent on the terms set forth in this Depositary Agreement. Subject to clause (B) of the preceding sentence, all of the Accounts and any sub-accounts established under this Depositary Agreement, including all revenues, cash, payments, securities, investments and other amounts on deposit therein, shall be considered the property of AEE until disbursed in accordance with the terms of this Depositary Agreement, and AEE shall be solely responsible for, and shall pay, any and all Taxes imposed on or with respect to any earnings or gains in any Account or sub-account created under this Depositary Agreement.

                          Responsibility and Control. The Depositary Agent shall
not be responsible to take any action except through the performance of its express obligations under this Depositary Agreement upon the written direction of AEE (or, in accordance with Section 3.16, the Owner Trusts or the Indenture Trustees, as applicable), set forth in an Officer's Certificate of a Responsible Officer of AEE (or, in accordance with Section 3.16, the Owner Trusts or the Indenture Trustees, as applicable) to the effect that such direction is in compliance in all respects with this Depositary Agreement and the other Operative Documents. Each of the Accounts shall at all times be in the exclusive possession of, and under the exclusive domain and control of, the Depositary Agent.

                          Termination. This Depositary Agreement shall remain in
full force and effect until earlier of (i) the payment of all obligations owing to each of the Indenture Trustees, each of the Pass Through Trustees, each of the Owner Trusts, each of the Owner Participants, and the Working Capital Provider and (ii) the termination of each of the Leases following the occurrence of a Lease Event of Default. If this Depositary Agreement shall terminate as provided in clause (i) of the preceding sentence, all amounts held in the Accounts shall be applied in accordance with Section [3.12(a)], and if this Depositary Agreement shall terminate as provided

                                        8
                                                            DEPOSITARY AGREEMENT
in clause (ii) of the preceding sentence, all amounts on deposit in the Accounts shall be applied by the Depositary Agent pursuant to an Officer's Certificate of a Responsible Officer of each Indenture Trustee first to pay accrued Operating and Maintenance Costs incurred to the date of termination to non AEE entities and second to pay any amounts due and owing to the Working Capital Provider under the Working Capital Facility, and any funds remaining thereafter shall be transferred to each Indenture Trustee pro rata to termination value under each of the Leases for application in accordance with such Indenture. Each Indenture Trustee shall deliver to the Depositary Agent notice of the discharge or satisfaction of the Lien of the Indenture of such Indenture Trustee, and upon receipt of such notice, references herein to such Indenture Trustee shall be deemed to be references to the related Owner Trust. In the event that the Working Capital Provider forecloses on its Lien with respect to AEE 2 and the Additional Facilities, the Working Capital Provider's rights and AEE 2's obligations (to the extent of amounts owed to the Working Capital Provider) hereunder shall terminate.


                                  THE ACCOUNTS

                          Revenue Account.

                        Deposits to the Revenue Account.

                             Deposits. AEE, AEE 2 and each other AEE Subsidiary shall, or shall cause, the following amounts to be deposited into the Revenue Account directly, or if received by AEE, AEE 2 or any AEE Subsidiary, as soon as practicable (but no more than three Business
         Days) after receipt, in either case in accordance with this Section 3.1(a): (A) all AEE Revenues (other than, with respect to an AEE Subsidiary, any amounts distributed from the Operating Account to pay third party and labor costs and other reimbursable costs and overhead under an Operation and Maintenance Agreement, [the Management Services Agreement] or those constituting accreted value under any Payment Undertaking Agreement); (B) any proceeds of a drawing under the Working Capital Facility; (C) any proceeds of Permitted Indebtedness; (D) all proceeds from the sale, lease or other disposition of assets by AEE, AEE 2 or any AEE Subsidiary, as permitted by Section 6.3 of the each of the Participation Agreements; and (E) all other income (howsoever earned), revenue (howsoever generated) and proceeds of any nature whatsoever received by AEE, AEE 2 or any AEE Subsidiary (including, without limitation, the proceeds of any insurance maintained pursuant to any Operative Document or otherwise) prior to, on or after the Closing Date.

                             Instructions. AEE, AEE 2 and each AEE Subsidiary hereby agree, and AEE hereby agrees to cause each AEE Subsidiary, to irrevocably instruct, each party to any agreement pursuant to which payments may be made to or received by AEE or AEE 2, to make all such payments directly to the Depositary Agent for deposit into the Revenue Account (and to specify in writing, when making such payments, the source and nature of such payments) in accordance with the terms of this Depositary Agreement. In the event that AEE or AEE 2 enters into a PPA, such instructions shall be made pursuant

                                        9
                                                            DEPOSITARY AGREEMENT
         to an Instruction Letter in the form of Exhibit A hereto. In the event that AEE or AEE 2 or any AEE Subsidiary enters into any other agreement pursuant to which amounts set forth in Section 3.1(a)(i)(A)-(E) will be received, such instructions, to the extent practicable, shall be made pursuant to an Instruction Letter in the form of Exhibit A hereto. If, notwithstanding the foregoing, any amounts set forth in Section 3.1(a)(i)(A)-(E) are remitted directly to AEE, AEE 2 or any AEE Subsidiary, AEE, AEE 2 and each AEE Subsidiary shall, and AEE shall cause each AEE Subsidiary, to hold such payments in trust for the Depositary Agent and shall as promptly as practicable (but no more than three Business Days) after receipt, remit such payments to the Depositary Agent (together with an Officer's Certificate of a Responsible Officer of AEE, AEE 2 or such other AEE Subsidiary, as the case may be, specifying the source and nature of such payments) for deposit into the Revenue Account in accordance with the terms of this Depositary Agreement, in the form received, with any necessary endorsements.

                             Certain Transfers of Other Amounts upon Deposit. Upon deposit into the Revenue Account of the proceeds of any payment in respect of any insurance (other than liability or business interruption insurance) or condemnation award (as identified in an Officer's Certificate of a Responsible Officer of AEE), the Depositary Agent shall transfer such payment to the Loss Proceeds Account.

                             Certain Transfers of Amounts with Respect to
         Permitted Indebtedness. Upon deposit into the Revenue Account of any proceeds of Permitted Indebtedness (as identified in an Officer's Certificate of a Responsible Officer of AEE), the Depositary Agent shall (1) establish and create a sub-account within the Revenue Account in accordance with Section 2.2 (and no separate request or consent of AEE or any other party hereto shall be required in respect of such establishing), (2) transfer such proceeds to such sub-account and (3) transfer such proceeds from such sub-account from time to time in accordance with an Officers' Certificate of a Responsible Officer of AEE (AEE agrees that each such Officer's Certificate shall be in accordance with the Operative Documents and the other conditions (if any) established in the agreements relating to such Permitted Indebtedness) for application consistent with the purposes for which such Permitted Indebtedness was incurred to the extent in accordance with the Operative Documents.

                             Identification of Amounts. In the event the Depositary Agent receives monies without adequate identification or adequate instruction with respect to the proper Account in which such monies are to be deposited, the Depositary Agent shall deposit such monies into the Revenue Account and segregate such monies from all other amounts on deposit in the Revenue Account and notify AEE of the receipt of such monies. Upon receipt of an Officer's Certificate of a Responsible Officer of AEE containing written identification and instruction from AEE, the Depositary Agent shall (if necessary and in accordance with this Depositary Agreement) transfer such monies from the Revenue Account to the Account (other than the Distribution Account unless such transfer is in accordance with Section 3.1(b)(ix)) in which such monies were to be deposited in accordance with this Depositary Agreement as specified by AEE in such Officer's Certificate.

                                       10
                                                            DEPOSITARY AGREEMENT

                          Applications and Transfers. The Depositary Agent
shall, on each Funding Date or, with respect to the Operating Account, the Working Capital Account and the Indemnity Account, from time to time during the related Funding Period, apply or cause the transfer of monies to the extent then available in the Revenue Account and not segregated for any specific purpose as provided in Sections 2.2 and 3.1(a) (except as otherwise set forth in this Depositary Agreement) in accordance with an Officer's Certificate of a Responsible Officer of AEE in the form of Exhibit B hereto or otherwise satisfactory to the Depositary Agent (with respect to each Funding Date, a "Funding Date Certificate"), to be received by the Depositary Agent at least four Business Days prior to the Funding Date or, with respect to the Operating Account, the Working Capital Account and the Indemnity Account from time to time during the related Funding Period in accordance with an Officer's Certificate of a Responsible Officer of AEE in each case, setting forth, in addition to any items otherwise specifically required by this Depositary Agreement, (1) the amounts to be applied or transferred pursuant to this Section 3.1(b) and any calculation required to determine such amounts, (2) the basis for such application or transfer of funds, including a reference to the applicable provisions of any Operative Document, (3) the Accounts or Persons referred to in clauses (i) through (ix) (inclusive) below that are entitled to payment and to whom amounts withdrawn are to be paid in the order of priority set forth below and (4) a certification that such application or transfer (including after giving effect to such application or transfer) is in accordance with, and will not result in the breach of, the Operative Documents. Simultaneously with the delivery of each Funding Date Certificate to the Depositary Agent, AEE shall deliver a copy thereof to each Owner Participant. To the extent that the Funding Date Certificate does not require any monies to be applied on such Funding Date, such amounts will be retained in the Account to which such monies were transferred pending application pursuant to an Officer's Certificate of a Responsible Officer of AEE at such time as payment of such amounts is due and payable to the Persons entitled thereto (and AEE shall not apply such amounts or direct their application by the Depositary Agent for any other purpose other than as provided herein). The order of priority of application or transfer of monies from the Revenue Account on each Funding Date or, with respect to the Operating Account, the Working Capital Account and the Indemnity Account, from time to time during the related Funding Period shall be as follows:

                             First: To the Operating Account, from time to time, until the amount on deposit therein equals the amount set forth in a Funding Date Certificate in which AEE (A) certifies that such amount, when aggregated with all other transfers pursuant to this Section 3.1(b)(i), (x) is in compliance with Section 5.9 of each of the Participation Agreements with respect to the calendar year in which such Funding Date Certificate is delivered and (y) is, unless accompanied by a certificate from the Independent Engineer, pursuant to
         Section 5.9 of the Participation Agreement, not more than actual fuel costs plus 125% of the amount set forth in the Annual Operating Budget (other than fuel costs) with respect to the semi-annual portion of the calendar year in which such Funding Date Certificate is delivered or
         (z) is in accordance with the waiver of each Owner Trust attached to such Funding Date Certificate, (B) if the amount available to be transferred from the Revenue Account is less than the amount set forth in such Funding Date Certificate, includes instructions in accordance with this Article III as to the source of

                                       11
                                                            DEPOSITARY AGREEMENT
         additional funding, if any, and (C) certifies that such amounts will be expended only on Operating and Maintenance Costs;

                             Second: On each Funding Date, or from time to time during the related Funding Period, to the Working Capital Account, until the amount on deposit therein equals the amount set forth in a Funding Date Certificate in which AEE (A) certifies the amount payable in respect of the principal amount due on drawings, if any, under the Working Capital Facility and (B) includes instructions as to the transfer of such amount to the Working Capital Provider;

                             Third: On each Funding Date, (A) to the Rent
         Payment Account, until the amount on deposit therein equals the amount set forth in a Funding Date Certificate as the amount of Basic Rent (other than Deferrable Payments but only so long as Lessor Notes which are payable from such Basic Rent shall remain outstanding) under each of the Leases due on the immediately succeeding Rent Payment Date less any Scheduled Payments under the Payment Undertaking Agreements, and
         (B) to the Debt Repayment Account, until the amount on deposit therein equals the amount set forth in a Funding Date Certificate as the amount (other than as a result of optional prepayments) due in respect of Permitted Indebtedness (other than Permitted Subordinated Indebtedness and Indebtedness in respect of the Working Capital Facility) on the immediately succeeding Rent Payment Date; provided, however, that if sufficient amounts are not available to fully fund the Rent Payment Account and the Debt Repayment Account on such Funding Date, such Funding Date Certificate shall provide that (x) the amount deposited in the Rent Payment Account shall be an amount equal to the product of (i) the total amount available to be deposited in both the Rent Payment Account and the Debt Repayment Account on such Funding Date multiplied by (ii) a fraction the numerator of which is the amount set forth in such Funding Date Certificate with respect to clause (A) above, and the denominator of which is the sum of (1) the amount set forth in such Funding Date Certificate with respect to clause (A) above and (2) the amount set forth in such Funding Date Certificate with respect to clause (B) above, and (y) the amount deposited in the Debt Repayment Account shall be the amount remaining after application of clause (x) above;

                             Fourth: On each Funding Date, to the Rent Reserve Account, until the amount on deposit therein (determined in accordance with Section 3.6(a)) equals the amount set forth in a Funding Date Certificate as the Rent Reserve Account Required Balance and identifying the respective portions thereof determined pursuant to clauses (a) and (b) of the definition of Rent Reserve Account Required Balance;

                             Fifth: On each Funding Date, to the Indemnity Account, until the amount on deposit therein equals the amount set forth in a Funding Date Certificate as the amount due, or estimated by AEE to be due, in respect of AEE's aggregate indemnity obligations arising under the Operative Documents;

                             Sixth: On each Funding Date, to the Deferrable Rent Account, until the amount on deposit therein equals the amount set forth in a Funding Date Certificate as the

                                       12
                                                            DEPOSITARY AGREEMENT
         amount of Deferrable Payments under each of the Leases (A) payable and remaining unpaid and (B) scheduled to be due on the immediately succeeding Rent Payment Date;

                             Seventh: On each Funding Date, to the Additional Liquidity Account, until the amount on deposit therein equals the amount (determined in accordance with Section 3.9) set forth in a Funding Date Certificate as the Additional Liquidity Required Balance;

                             Eighth: On each Funding Date, to the Special Rent Reserve Account, until the amount on deposit therein equals the amount (determined in accordance with Section 3.10(a)) set forth in a Funding Date Certificate as the Special Rent Reserve Account Required Balance; and

                             Ninth: On each Rent Payment Date (or, if not on such date, within five Business Days thereafter), to the Distribution Account, the amount set forth in a Funding Date Certificate in which a Responsible Officer of AEE certifies that all conditions precedent set forth in Section 6.2(a) of the Participation Agreement to making a Distribution have been satisfied. In the event that on any Rent Payment Date, a Responsible Officer of AEE fails to certify that such conditions precedent have been satisfied, the Depositary Agent shall provide prompt written notice thereof to each Owner Participant.

         In the event that after giving effect to the application or transfer of monies from the Revenue Account on any Funding Date (or from time to time during the related Funding Period), monies remain in the Revenue Account (due to failure to satisfy the conditions precedent to making a Distribution or otherwise), such monies shall continue to remain in the Revenue Account pending application or transfer in accordance with this Section 3.1(b); provided, however, that during any Special Rent Reserve Period, any monies that remain in the Revenue Account shall be applied to purchase a Special Rent Reserve Account Payment Undertaking Agreement in accordance with a certificate of a Responsible Officer of AEE regarding the amount of such Payment Undertaking Agreement and the identity of the PUA provider. Each Funding Date Certificate with respect to the transfers specified in Sections 3.1(b), shall take into account investment gains or losses in each Account and the amount of any prior over-funding or shortfalls in each Account, to ensure that the aggregate amounts so transferred to such Account are sufficient to pay the amount due and payable from such Account on the applicable Funding Date.

                          Operating Account.

                    Except as set forth in Section 3.2(c), all amounts on deposit in the Operating Account from time to time shall be used solely for the payment of Operating and Maintenance Costs. On each Funding Date, or from time to time during the related Funding Period, upon receipt of the Funding Date Certificate referred to in Section 3.1(b)(i) the Depositary Agent shall transfer monies from the Operating Account to AEE or to whomsoever AEE directs for application to the payment of Operating and Maintenance Costs.

                                       13
                                                            DEPOSITARY AGREEMENT

                    On any Rent Payment Date, to the extent any amounts remain in the Operating Account that were not applied towards Operating and Maintenance Costs during the relevant Rent Payment Period ending on such Rent Payment Date, such amounts shall be applied in accordance with the priorities set forth in
Section 3.1(b)(ii)-(ix).

                    If funds on deposit in the Operating Account shall be insufficient to pay Operating and Maintenance Costs to the extent permitted by
Section 5.9 of each Participation Agreement, together with interest then due under the Working Capital Facility, AEE shall direct the Depositary Agent pursuant to an Officer's Certificate of a Responsible Officer of AEE to transfer monies to the Operating Account to the extent of such deficiency from the following sources to the extent available and in the following order of priority: from, first, a drawing under the Working Capital Facility; second, a withdrawal from the Working Capital Account, third, a withdrawal from the Special Rent Reserve Account; fourth, a withdrawal from the Additional Liquidity Account; fifth, a drawing under the Additional Liquidity Account Letter of Credit; sixth, a withdrawal from the Deferrable Payments Account; seventh, a withdrawal from the Indemnity Account; and eighth, a withdrawal from the Rent Payment Account and the Debt Repayment Account pro rata to the amounts on deposit therein.

                          Working Capital Account.

                    Except as otherwise specified in Section 3.2(c), all amounts on deposit in the Working Capital Account from time to time shall be used solely for the repayment of the principal amount of borrowings under the Working Capital Facility. On each Funding Date, or from time to time during the related Funding Period, upon receipt of an Officer's Certificate of a Responsible Officer of AEE, the Depositary Agent shall transfer from the Working Capital Account to the Working Capital Provider the amount set forth in such Certificate as the amount payable in respect of the principal amount of drawings on the Working Capital Facility. Any income from the investment of monies on deposit in the Working Capital Account shall be transferred to the Revenue Account in accordance with Section 3.13 hereof.

                    If funds on deposit in the Working Capital Account shall be insufficient to pay the principal amount of borrowings under the Working Capital Facility when due, AEE shall direct the Depositary Agent pursuant to an Officer's Certificate of a Responsible Officer of AEE to transfer monies to the Working Capital Account to the extent of such deficiency from the following sources to the extent available and in the following order of priority: first, a withdrawal of cash on deposit in the Special Rent Reserve Account; second, a withdrawal of cash on deposit in the Additional Liquidity Account; third, a drawing under the Additional Liquidity Account Letter of Credit; fourth, a withdrawal from the Deferrable Payments Account; fifth, a withdrawal from the Indemnity Account; and sixth, a withdrawal from the Rent Payment Account and the Debt Repayment Account pro rata to the amounts on deposit therein. Notwithstanding anything herein to the contrary, each party hereto acknowledges that a deficiency in the Working Capital Account does not preclude the transfer of funds from the Rent Reserve Account as set forth in Section 3.6.

                          Rent Payment Account.

                                       14
                                                            DEPOSITARY AGREEMENT

                     Except as set forth in this Section 3.4, all amounts on deposit in the Rent Payment Account from time to time shall be used solely for the repayment of Basic Rent (other than Deferrable Payments, but only so long as Lessor Notes which are payable from such Basic Rent shall remain outstanding).

                     After effecting any transfers specified first, in Section 3.2(c) and second, in Section 3.3(b) on or prior to each Rent Payment Date, the Depositary Agent shall withdraw from the Rent Payment Account the aggregate amount set forth in such Funding Date Certificate in respect of Basic Rent (other than Deferrable Payments but only so long as Lessor Notes which are payable from such Basic Rent shall remain outstanding) due on such Rent Payment Date, and transfer to each Indenture Trustee, the amount set forth in such Funding Date Certificate opposite such Indenture Trustee's name.

                    In the event that amounts on deposit in the Rent Payment Account, together with all "Scheduled Payments" under, and as defined in, any applicable Payment Undertaking Agreement, are insufficient to pay the aggregate amount of Basic Rent (other than Deferrable Payments but only so long as Lessor Notes which are payable from such Basic Rent shall remain outstanding on such Funding Date) on such Rent Payment Date, the Depositary Agent shall transfer to each Indenture Trustee the amount specified in such Funding Date Certificate as the amount equal to the product of (a) the amount on deposit in the Rent Payment Account multiplied by (b) a fraction, the numerator of which is the amount of Basic Rent (other than Deferrable Payments but only so long as Lessor Notes which are payable from such Basic Rent shall remain outstanding) due under the Lease to which such Indenture relates less any Scheduled Payments due on such Rent Payment Date to such Indenture Trustee under any applicable Payment Undertaking Agreement, and the denominator of which is the aggregate amount of Basic Rent (other than Deferrable Payments but only so long as Lessor Notes which are payable from such Basic Rent shall remain outstanding on such Funding
Date) due under all Leases less any Scheduled Payments due on such Rent Payment Date to such Indenture Trustee under any applicable Payment Undertaking Agreement such that no one Indenture Trustee receives (together with such Scheduled Payments) a greater percentage of amounts due under its Indenture than any other Indenture Trustee. Any income from the investment of monies on deposit in the Rent Payment Account shall be transferred to the Revenue Account in accordance with Section 3.13 hereof.

                    Debt Repayment Account. Except as set forth in this Section 3.5, all amounts on deposit in the Debt Repayment Account from time to time shall be used solely for the repayment of Permitted Indebtedness (other than Permitted Subordinated Indebtedness and Indebtedness in respect of the Working Capital Facility).

                    After effecting any transfers specified first, in Section 2.3(c) and second, in Section 3.3(b), on each Rent Payment Date, the Depositary Agent shall withdraw from the Debt Repayment Account the amount set forth in a Funding Date Certificate payable in respect of Permitted Indebtedness (other than Permitted Subordinated Indebtedness and Indebtedness in respect of the Working Capital Facility) due on such Rent Payment Date and transfer such amount to the provider of such Permitted Indebtedness. Any income from the investment of

                                       15
                                                            DEPOSITARY AGREEMENT
monies on deposit in the Debt Repayment Account shall be transferred to the Revenue Account in accordance with Section 3.13 hereof.

                          Rent Reserve Account.

                        Each Indenture Trustee confirms receipt on the Closing Date of an executed, original Rent Reserve Account Payment Undertaking Agreement in counterparts in respect of the Lease Financing for which it is Indenture Trustee. Each Indenture Trustee, upon obtaining Actual Knowledge of, or receipt of written notice from an Owner Trust or AEE of, the occurrence of a Payment Event or a Replacement Event with respect to any Rent Reserve Account Payment Undertaking Agreement of which it is a beneficiary, shall (i) in the case of a Payment Event, make a demand thereunder in an amount equal to (x) in the case of a Payment Event caused by shortfall in the payment of Basic Rent (other than Deferrable Payments but only so long as Lessor Notes which are payable from such Basic Rent shall remain outstanding), the amount calculated in clause (b) of this Section, (y) in the case of a Payment Event caused by a failure to maintain or deliver adequate collateral under such Payment Undertaking Agreement, the greater of the Market Termination Amount and the aggregate Accreted Value, and
(z) in the case of any other Payment Event, the aggregate Accreted Value available for each such Indenture Trustee as set forth in the schedules to such Payment Undertaking Agreement and (ii) in the case of a Replacement Event, make a demand thereunder for the full amount available to it thereunder, (iii) retain such amount in a segregated non-interest bearing account, and (iv) apply such amount either to the payment of Basic Rent (other than Deferrable Payments but only so long as Lessor Notes which are payable from such Basic Rent remain outstanding) on the immediately succeeding Rent Payment Date in accordance with
Section 3.1 of the Indenture to which such Indenture Trustee is a party or, if the Indenture Trustee has received an Officer's Certificate of a Responsible Officer of AEE to such effect, to the purchase of a replacement Payment Undertaking Agreement in accordance with such Officer's Certificate. When determining (I) if any amounts are required to be deposited (or the amount so required to be deposited) in the Rent Reserve Account from time to time or (II) whether the Rent Reserve Account has deposited therein the Rent Reserve Account Required Balance, AEE shall aggregate amounts on deposit in the Rent Reserve Account with the amount available to be withdrawn under each Rent Reserve Account Payment Undertaking Agreement.

                          In respect of any Rent Payment Date when there are
insufficient monies on deposit in the Rent Payment Account and the Debt Repayment Account to pay amounts due therefrom on such Rent Payment Date, the Depositary Agent shall, subject to first, Section 3.12(a) and second, Section 3.10(b) but otherwise in accordance with a Funding Date Certificate of a Responsible Officer of AEE, first, transfer monies on deposit in the Rent Reserve Account to the Rent Payment Account and the Debt Repayment Account in the manner set forth in the proviso of Section 3.1(b)(iii), and, second, instruct each Indenture Trustee that is a beneficiary of a Rent Reserve Account Payment Undertaking Agreement to make a demand thereunder in an amount equal to the lesser of (i) the amount available to be drawn by it under such Rent Reserve Account Payment Undertaking Agreement and (ii) the amount of the deficiency in the Rent Payment Account, and apply the proceeds thereof in accordance with
Section 3.1 of each Indenture so long as each such Indenture shall remain in effect, and thereafter such proceeds shall be paid to the applicable Owner Trust. Any income from the investment of monies on deposit in

                                       16
                                                            DEPOSITARY AGREEMENT
the Rent Reserve Account (other than pursuant to a Payment Undertaking Agreement) shall be transferred to the Revenue Account in accordance with
Section 3.13 hereof.

                          Upon deposit into the Rent Reserve Account of monies
in respect of the portion of the Rent Reserve Account Required Balance relating to clause (a) of the definition thereof, AEE shall instruct the Depositary Agent, in accordance with the applicable Funding Date Certificate, to transfer such monies to the provider of a Rent Reserve Account Payment Undertaking Agreement to replenish amounts withdrawn therefrom in accordance with each Participation Agreement.

                          If at any time the sum of the amounts on deposit in
the Rent Reserve Account and all amounts then available under the Rent Reserve Account Payment Undertaking Agreement exceeds the Rent Reserve Account Required Balance, AEE may deliver to the Depositary Agent an Officer's Certificate of AEE setting forth the amount of such excess and instructing the Depositary Agent to withdraw such amount and transfer such amount to the Revenue Account.

                          Indemnity Account. After effecting any transfers
specified first, in Section 3.2(c), second, in Section 3.3(b) and third, in
Section 3.12(a), upon receipt of a Funding Date Certificate approved by the Owner Trusts, the Depositary Agent shall withdraw from the Indemnity Account the amount set forth in such Funding Date Certificate in respect of AEE's aggregate indemnity obligations arising under the Operative Documents and transfer such amount to the indemnified parties set forth in such Funding Date Certificate; provided, however, that if funds in the Indemnity Account are insufficient to make the transfers specified in this Section 3.7, distribution of funds shall be made ratably among claims specified in such Funding Date Certificate. Any income from the investment of monies on deposit in the Indemnity Account shall be transferred to the Revenue Account in accordance with Section 3.13 hereof.

                          Deferrable Rent Account.

                          After effecting any transfers specified first, in
Section 3.2(c), second, in Section 3.3(b) and third, in Section 3.12(a), on or prior to each Rent Payment Date, the Depositary Agent shall withdraw from the Deferrable Rent Account the aggregate amount set forth in such Funding Date Certificate in respect of Deferrable Payments due on such Rent Payment Date, and transfer to each Indenture Trustee, the amount set forth in such Funding Date Certificate opposite such Indenture Trustee's name.

                          In the event that amounts on deposit in the Deferrable
Rent Account are insufficient to pay the aggregate amount of Deferrable Payments on such Rent Payment Date, the Depositary Agent shall transfer to each Indenture Trustee, an amount equal to the product of (a) the amount on deposit in the Deferrable Rent Account multiplied by (b) a fraction, the numerator of which is the amount of Deferrable Payments due under the Lease to which such Indenture relates, and the denominator of which is the aggregate amount of Deferrable Payments due under all Leases, such that no one Indenture Trustee receives a greater percentage of amounts due under its Indenture than any other Indenture Trustee. Any income from the investment of monies on deposit in the Deferrable Rent Account shall be transferred to the Revenue Account in accordance with
Section 3.13 hereof.

                                       17
                                                            DEPOSITARY AGREEMENT

                          Additional Liquidity Account. The Depositary Agent
confirms receipt of the Additional Liquidity Letter of Credit. Upon obtaining Actual Knowledge of or receipt of written notice from an Owner Trust or AEE of, the occurrence of a Drawing Event or a Replacement Event with respect to the Additional Liquidity Letter of Credit, the Depositary Agent shall make a demand for payment thereunder (A) in the case of a Drawing Event, in an amount equal to the lesser of (x) the full amount available under the Additional Liquidity Letter of Credit and (y) the deficiency of the amounts required to be paid from the Accounts for which the Additional Liquidity Letter of Credit is available to support and (B) in the case of a Replacement Event, the full amount available thereunder and deposit the proceeds thereof in the Additional Liquidity Account. When determining (i) if any amounts are required to be deposited (or the amount so required to be deposited) in the Additional Liquidity Account from time to time or (ii) whether the Additional Liquidity Account has deposited therein the Additional Liquidity Account Required Balance, amounts on deposit in the Additional Liquidity Account shall be aggregated with the amount available to be drawn under an Additional Liquidity Letter of Credit. The Depositary Agent shall not issue any notice of reduction to the provider of the Additional Liquidity Letter of Credit reducing the amount available to be drawn thereunder by the amount available to be demanded under such Special Rent Reserve Account Payment Undertaking Agreements. Any income from the investment of monies on deposit in the Additional Liquidity Account shall be transferred to the Revenue Account in accordance with Section 3.13 hereof.

                          Special Rent Reserve Account.

                    The Special Rent Reserve Account shall be funded by AEE during a Special Rent Reserve Period in accordance with each Participation Agreement. When determining (i) if any amounts are required to be deposited (or the amount so required to be deposited) in the Special Rent Reserve Account from time to time or (ii) whether the Special Rent Reserve Account has deposited therein the Special Rent Reserve Account Required Balance, amounts on deposit in the Special Rent Reserve Account shall be aggregated with the amounts available to be withdrawn under any Special Rent Reserve Account Payment Undertaking Agreement.

                    In respect of any Rent Payment Date when there are insufficient monies on deposit in the Rent Payment Account to pay amounts due therefrom on such Rent Payment Date, the Depositary Agent shall, in accordance with a Funding Date Certificate of a Responsible Officer of AEE, make up such deficiency by, first, transferring monies on deposit in the Special Rent Reserve Account to the Rent Payment Account, and, second, instructing each Indenture Trustee that is a beneficiary of a Special Rent Reserve Account Payment Undertaking Agreement to make a demand thereunder in an amount equal to the lesser of (i) the amount available to be drawn under such Special Rent Reserve Account Payment Undertaking Agreement and (ii) the amount of the deficiency in the Rent Payment Account, and apply the proceeds thereof in accordance with
Section 3.1 of the Indenture to which such Indenture Trustee is a party.

                    Subject to Section 3.10(b), in respect of any Rent Payment Date when there are insufficient monies on deposit in the Indemnity Account to pay amounts due therefrom on such Rent Payment Date, the Depositary Agent shall, in accordance with a Funding Date Certificate of a Responsible Officer of AEE, make up such deficiency by, first, transferring monies on deposit

                                       18
                                                            DEPOSITARY AGREEMENT
in the Special Rent Reserve Account to the Indemnity Account, and, second, instructing each Indenture Trustee that is a beneficiary of a Special Rent Reserve Account Payment Undertaking Agreement to make a demand thereunder in an amount equal to the lesser of (i) the amount available to be drawn under such Special Rent Reserve Account Payment Undertaking Agreement and (ii) the amount of the deficiency in the Indemnity Account, and apply the proceeds thereof in accordance with Section 3.1 of the Indenture to which such Indenture Trustee is a party.

                    Subject to Section 3.10(c), in respect of any Rent Payment Date when there are insufficient monies on deposit in the Deferrable Payments Account to pay amounts due therefrom on such Rent Payment Date, the Depositary Agent shall, in accordance with a Funding Date Certificate of a Responsible Officer of AEE, make up such deficiency by, first, transferring monies on deposit in the Special Rent Reserve Account to the Deferrable Payments Account, and, second, instructing each Indenture Trustee that is a beneficiary of a Special Rent Reserve Account Payment Undertaking Agreement to make a demand thereunder in an amount equal to the lesser of (i) the amount available to be drawn under such Special Rent Reserve Account Payment Undertaking Agreement and
(ii) the amount of the deficiency in the Deferrable Payments Account, and apply the proceeds thereof in accordance with Section 3.1 of the Indenture to which such Indenture Trustee is a party.

                    Upon (x) obtaining Actual Knowledge or receipt of written notice from the Owner Trusts or AEE of the occurrence of a Replacement Event under any Special Rent Reserve Account Payment Undertaking Agreement or (y) receipt of an Officer's Certificate of a Responsible Officer of AEE that a Special Rent Reserve Period no longer exists, each Indenture Trustee that is a beneficiary of a Special Rent Reserve Account Payment Undertaking Agreement shall (i) make a demand thereunder for the full amount available thereunder,
(ii) retain such amount in a segregated non-interest bearing account and (iii) apply such amount either to the payment of Basic Rent on the immediately succeeding Rent Payment Date in accordance with Section 3.1 of the Indenture to which such Indenture Trustee is a party or, if the Indenture Trustee has received an Officer's Certificate of a Responsible Officer of AEE to such effect, to the purchase of a replacement Payment Undertaking Agreement in accordance with such Officer's Certificate; provided, however, if a Replacement Event has occurred contemporaneously with respect to a Rent Reserve Account Payment Undertaking Agreement, such amount shall be applied by each Indenture Trustee on the second succeeding Rent Payment Date. Any income from the investment of monies on deposit in the Special Rent Reserve Account (except with respect to a Payment Undertaking Agreement) shall be transferred to the Revenue Account in accordance with Section 3.13 hereof.

                                       19
                                                            DEPOSITARY AGREEMENT

                          Loss Proceeds Account. Amounts on deposit in the Loss
Proceeds Account shall be transferred by the Depositary Agent from time to time in accordance with a Funding Date Certificate setting forth the amounts to be transferred, the Persons to receive such transferred amounts and that each such transfer is authorized and otherwise in accordance with the applicable Leases and Participation Agreements. Any income from the investment of monies on deposit in the Loss Proceeds Account shall be transferred to the Revenue Account in accordance with Section 3.13 hereof.

                          Drawing Events.

                          Subject first, to Section 3.2(c) and second, to
Section 3.3(b), if on any Funding Date the aggregate amount of monies available to be withdrawn from the Rent Payment Account and the Debt Repayment Account pursuant to Section 3.1(b)(iii) is not sufficient to fund in full the amounts to be transferred to the Rent Payment Account and the Debt Repayment Account in accordance with such Section, the Depositary Agent shall, pursuant to the applicable Funding Date Certificate, forthwith make up such deficiency by withdrawing monies for such purpose in the following order from:

                             a transfer of cash on deposit in the Additional Liquidity Account, to the extent funds are on deposit therein; and

                             a drawing under the Additional Liquidity Account Letter of Credit, to the extent funds are available thereunder;

provided, however, in the event that amounts available pursuant to clauses (i) and (ii) above are insufficient to pay the aggregate amount of Basic Rent (other than Deferrable Payments) and Permitted Indebtedness (other than Permitted Subordinated Indebtedness and Indebtedness in respect of the Working Capital Facility) due on such Rent Payment Date, each party hereto agrees that such deficiency shall be pro rated between the Rent Payment Account and the Debt Repayment Account in the manner set forth in the proviso of Section 3.1(b)(iii) and further pro rated within the Rent Payment Account in the manner set forth in
Section 3.4.

                          Subject to Section 3.12(a), if on any Rent Payment
Date, the aggregate amount of monies available to be withdrawn from the Deferrable Payments Account is not sufficient to pay in full AEE's Deferrable Payment obligations due and payable on such date, the Depositary Agent shall, pursuant to the applicable Funding Date Certificate, forthwith make up such deficiency by withdrawing monies for such purpose in the following order from:

                             a transfer of cash on deposit in the Additional Liquidity Account, to the extent funds are on deposit therein; and

                             a drawing under the Additional Liquidity Account Letter of Credit, to the extent funds are available thereunder.

                          Subject to Section 3.12(a), if on any Rent Payment
Date, (i) the aggregate amount of monies available to be withdrawn from the Indemnity Account is not sufficient to pay

                                       20
                                                            DEPOSITARY AGREEMENT
in full AEE's aggregate indemnity obligations due and payable on such date, the Depositary Agent shall, pursuant to the applicable Funding Date Certificate, forthwith make up such deficiency by withdrawing monies for such purpose in the following order from:

                             a transfer of cash on deposit in the Additional Liquidity Account, to the extent funds are on deposit therein; and

                             a drawing under the Additional Liquidity Account Letter of Credit, to the extent funds are available thereunder.

                          Permitted Investments. Subject to Section 3.15 hereof,
monies held in any Account created by and held under this Depositary Agreement may be invested and reinvested only in Permitted Investments at the written direction (which may be in the form of a standing instruction) of a Responsible Officer of AEE; provided, however, that at any time when a Responsible Officer of AEE has not timely furnished such a written direction or, after a request by the Depositary Agent, has not so confirmed a standing instruction to the Depositary Agent, the Depositary Agent shall invest such monies only in Permitted Investments of a maturity of 30 days or less. Any written direction of a Responsible Officer of AEE with respect to the investment or reinvestment of monies held in any Account shall direct investment or reinvestment only in Permitted Investments that shall mature in such amounts and have maturity dates or be subject to redemption at the option of the holder thereof on or prior to maturity as needed for the purposes of such Accounts. The Depositary Agent shall have no duty to determine whether any investment or reinvestment shall satisfy the criteria set forth in the definition of "Permitted Investment" in the Participation Agreements or the other criteria set forth in this Section 3.13 and the Depositary Agent shall have no liability in the event that the value of any Permitted Investment decreases. The Depositary Agent shall at any time and from time to time liquidate any or all of such investments prior to the maturity as needed in order to effect the transfers and withdrawals contemplated by this Depositary Agreement in accordance with an Officer's Certificate of a Responsible Officer of AEE; provided that, in the absence of timely receipt of such an Officer's Certificate, the Depositary Agent shall liquidate all such investments (using reasonable efforts to minimize the costs of such liquidation) as it deems necessary in order to effect the transfers and withdrawals contemplated by this Depositary Agreement. In the event any such investments are redeemed prior to the maturity thereof, the Depositary Agent shall not be liable for any loss or penalties relating thereto. Any income or gain realized from such investments shall be deposited into the Revenue Account (or sub-account) from which such monies came. For purposes of any income tax payable on account of any income or gain on an investment, such income or gain shall be for the account of AEE. Any loss realized from such investments shall be credited to the Account (or sub-account) from which such monies came.

                          Account Balance Statements; Payment Undertaking
Agreements. The Depositary Agent shall maintain records of account balance statements in respect of, each of the Accounts and amounts segregated in any of the Accounts. Such Account records and balance statements shall also include deposits, withdrawals and transfers from and to any Account and segregated amounts. No later than the tenth Business Day prior to each Rent Payment Date, the Depositary Agent shall provide to each Owner Participant, each Indenture Trustee and AEE, a statement of the amounts available in each Account and sub-account maintained under this

                                       21
                                                            DEPOSITARY AGREEMENT

Depositary Agreement. In addition, upon the request of any such party (which request may be a continuing request, but which absent the occurrence of an Indenture Event of Default, may not be more frequent than monthly, the Depositary Agent shall provide information regarding (a) balances in respect of each of the Accounts and amounts segregated in any of the Accounts as of each Funding Date and (b) such other information as the Owner Trust may reasonably request. In addition, the Depositary Agent shall make its books and records pertaining to the Accounts and this Depositary Agreement available upon request of any party hereto for inspection and audit during normal business hours by a nationally recognized independent auditing firm, and shall supply such additional information as any such party may reasonably request from time to time. On or prior to each Rent Payment Date, each Indenture Trustee shall notify the Depositary Agent, each Owner Trustee and AEE of the amount available to be withdrawn on such Rent Payment Date under any Payment Undertaking Agreement under which such Indenture Trustee is a beneficiary.

                          Instructions to the Depositary Agent. Each direction
to the Depositary Agent under this Depositary Agreement to transfer or withdraw amounts in an Account shall either (a) be in the form of the Funding Date Certificate or (b) be in the form of an Officer's Certificate of a Responsible Officer of AEE, Owner Trust or an Indenture Trustee that shall otherwise sufficiently identify (i) the Account from which such amounts are to be withdrawn or transferred, (ii) the Account in which such amount is to be deposited or Person to whom such amount is to be transferred and (iii) the applicable provision of this Depositary Agreement and, if applicable, such other Operative Document which authorizes such transfer or withdrawal. In the event that the Depositary Agent believes that it lacks sufficient information to make a transfer or withdrawal or to determine whether it has authority under this Depositary Agreement to make such transfer or withdrawal, it may refrain from making such transfer or withdrawal until it has received the information required to make such transfer or confirmed its authority to its satisfaction.

                          Lease Event of Default and Indenture Event of Default.


                    Upon receipt by the Depositary Agent of notice from each Owner Trust of the occurrence and continuance of a Lease Bankruptcy Default or Lease Event of Default, and in the absence of notice from each Indenture Trustee of the occurrence and continuance of an Indenture Event of Default, Responsible Officers of the Owner Trusts and not AEE shall have the right to deliver to the Depositary Agent (i) Funding Date Certificates otherwise in accordance with this Depositary Agreement and (ii) instructions pursuant to Section 3.13 with respect to Permitted Investments, provided, as to clauses (i) and (ii) that each Owner Trust is a signatory thereto.

                    Upon receipt by the Depositary Agent of notice from each Indenture Trustee of the occurrence and continuance of an Indenture Event of Default, Responsible Officers of the Indenture Trustees, to the exclusion of both AEE and the Owner Trusts, shall have the right to deliver to the Depositary Agent (i) Funding Date Certificates otherwise in accordance with this Depositary Agreement and (ii) instructions pursuant to Section 3.13 with respect to Permitted Investments; provided, as to clauses (i) and (ii) that each Indenture Trustee is a signatory thereto.

                                       22
                                                            DEPOSITARY AGREEMENT

                  (c) In the event that pursuant to clause (a) or (b) of this
Section 3.16, AEE is precluded from delivering Funding Date Certificates, Responsible Officers of the Owner Trusts or the Indenture Trustees, as applicable, may instruct the Depositary Agent to distribute any amount remaining on deposit in the Operating Account on each Rent Payment Date in accordance with Sections 3.1(b)(ii) - (vi).


                              THE DEPOSITARY AGENT

         The provisions of this Article IV are solely for the benefit of the parties hereto, and except to the extent expressly provided in this Article IV, neither AEE nor AEE 2 shall have any rights under this Article IV against the Depositary Agent or any other party hereto; provided that the Depositary Agent shall be liable to AEE for its gross negligence or willful misconduct.

                          Appointment of the Depositary Agent; Powers and
Immunities. The Transaction Parties hereby irrevocably appoint and authorize the Depositary Agent to act as their agent hereunder, with such powers as are expressly delegated to the Depositary Agent by the terms of this Depositary Agreement, together with such other powers as are reasonably incidental thereto. The Depositary Agent shall not have any duties or responsibilities to any Person except those expressly set forth in this Depositary Agreement (and no implied covenants, functions or responsibilities shall be read into this Depositary Agreement or otherwise exist with respect to the Depositary Agent). Notwithstanding anything to the contrary contained herein, the Depositary Agent shall not be required to take any action which is contrary to this Depositary Agreement or Applicable Law. Neither the Depositary Agent nor any of its affiliates shall be responsible to any other Transaction Party for (i) any recitals, statements, representations or warranties made by AEE contained in this Depositary Agreement or any other Operative Document or in any certificate or other document referred to or provided for in, or received by any other Transaction Party under, this Depositary Agreement or any other Operative Document, (ii) for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Depositary Agreement or any other Operative Document or any other document referred to or provided for herein or therein or (iii) for any failure by AEE or AEE 2 to perform its obligations hereunder or thereunder. The Depositary Agent shall not be required to ascertain or inquire as to the performance by AEE of any of its obligations under the other Operative Documents, this Depositary Agreement nor any other document or agreement contemplated hereby or thereby. The Depositary Agent shall not be (a) required to initiate or conduct any litigation or collection proceeding hereunder or (b) responsible for any action taken or omitted to be taken by it hereunder (except for its own gross negligence or willful misconduct). Whenever in the administration of this Depositary Agreement, the Depositary Agent shall deem it necessary or desirable that a factual matter be proved or established in connection with the Depositary Agent taking, suffering or omitting to take any action hereunder, such matter (unless other evidence in respect thereof is herein specifically prescribed) may be deemed to be conclusively proved or established by an Officer's Certificate of each Owner Trust and, so long as the Lien of the Indenture has not been terminated or discharged, each Indenture Trustee. The Depositary Agent shall have the right at any time to seek instructions concerning the administration of this

                                       23
                                                            DEPOSITARY AGREEMENT

Depositary Agreement from legal counsel or any court of competent jurisdiction and shall not be liable to any person for any action taken, suffered or omitted in accordance with the advice or opinion of such counsel or any order, finding or determination of such court. The Depositary Agent shall not be deemed to have actual, constructive, direct or indirect knowledge or notice of the occurrence of an Event of Default or a Lease Event of Default unless and until a Responsible Officer of the Depositary Agent has received an Officer's Certificate of AEE or a written notice or certificate from a Transaction Party stating that an Event of Default or a Lease Event of Default has occurred.

         Each of the Transaction Parties expressly acknowledge that neither the Depositary Agent nor any of its officers, directors, employees, agents or attorneys-in-fact has made any representations or warranties to it and that no act by the Depositary Agent hereinafter taken, including, without limitation, any review of the Facility, the Related Facility or the Additional Facilities or of the affairs of AEE or AEE 2, shall be deemed to constitute any representation or warranty by the Depositary Agent to any other Transaction Party. Each Transaction Party (other than any other Transaction Party that has no obligation to make appraisals, investigations or credit analyses under the financing documents to which it is a party, including, without limitation, the Depositary Agent) represents to the Depositary Agent that it has, independently and without reliance upon the Depositary Agent or any other Transaction Party, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of each Assigned Asset and each AEE Entity. Each Transaction Party (other than a Transaction Party that has no obligation to make appraisals, investigations or credit analyses under the financing documents to which it is a party, including, without limitation, the Depositary Agent) also represents that it will, independently and without reliance upon the Depositary Agent or any other Transaction Party, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Depositary Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of each Assigned Asset and each AEE Entity. Except for notices, reports and other documents expressly required to be furnished to the other Transaction Parties by the Depositary Agent hereunder, the Depositary Agent shall not have any duty or responsibility to provide any other Transaction Party with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of any Assigned Asset or any AEE Entity which may come into the possession of the Depositary Agent or any of its officers, directors, employees, agents or attorneys-in-fact.

                          Reliance by the Depositary Agent. The Depositary Agent
shall be entitled to rely upon any Officer's Certificate of any Transaction Party, any Independent Engineer's certificate or any other certificate, notice or other document (including any cable, telegram, telecopy, e-mail or other electronic communication (other than a Funding Date Certificate which shall be manually signed)) believed by it to be genuine and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice of legal counsel, independent accountants and other experts selected by the Depositary Agent and shall have no liability for its actions taken thereupon, unless due to the Depositary Agent's willful misconduct or gross negligence. The Depositary Agent shall be entitled to rely and act upon any direction,

                                       24
                                                            DEPOSITARY AGREEMENT
instruction, Officer's Certificate or other document delivered to it pursuant to this Depositary Agreement to the extent that such document complies as to form with the requirements of this Depositary Agreement, and shall not be required to examine, ascertain or make any judgment with respect to the facts underlying such document or to make any judgment or determination as to compliance with the terms of any Operative Document. Without limiting the foregoing, the Depositary Agent shall be required to make payments to the Transaction Parties or other Persons only as set forth herein. The Depositary Agent shall be fully justified in failing or refusing to take any action under this Depositary Agreement or the Participation Agreement (i) if such action would, in the reasonable opinion of the Depositary Agent, be contrary to Applicable Law or the terms of this Depositary Agreement or the Participation Agreement, (ii) if such action is not specifically provided for in this Depositary Agreement or the Participation Agreement or (iii) if, in connection with the taking of any such action that would constitute an exercise of remedies under this Depositary Agreement or the Participation Agreement, it shall not first be indemnified to its satisfaction against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. In the event that the Depositary Agent is required to perform any action on a particular date only following the delivery of an Officer's Certificate or other document, the Depositary Agent shall be fully justified in failing to perform such action if it has not first received such Officer's Certificate or other document and shall be fully justified in continuing to fail to perform such action until such time as it has received such Officer's Certificate or other document.

                          Court Orders. The Depositary Agent is hereby
authorized, in its exclusive discretion, to obey and comply with all writs, orders, judgments or decrees issued by any court or administrative agency affecting any money, documents or things held by the Depositary Agent. The Depositary Agent shall not be liable to any of the parties hereto [or any other Transaction Party], their successors, heirs or personal representatives by reason of the Depositary Agent's compliance with such writs, orders, judgments or decrees, notwithstanding such writ, order, judgment or decree is later reversed, modified, set aside or vacated.

                          Resignation or Removal. Subject to the appointment and
acceptance of a successor Depositary Agent as provided below, the Depositary Agent may resign at any time by giving 30 days' prior written notice thereof to AEE, and the Depositary Agent may be removed at any time with cause by AEE. In the event that the Depositary Agent shall decline to take any action without first receiving adequate indemnity and, having received adequate indemnification, shall continue to decline to take such action, AEE shall be deemed to have sufficient cause to remove the Depositary Agent. Upon any such resignation or removal, AEE shall have the right to appoint a successor Depositary Agent which shall be a bank or trust company that (i) has an office in The City of New York, New York, (ii) has capital, surplus and undivided profits of at least $500,000,000, (iii) is experienced in administering sophisticated financing transactions, (iv) is experienced in non-recourse lending on a project finance basis and (v) is reasonably acceptable to the Lessor. If no successor Depositary Agent shall have been appointed by AEE and shall have accepted such appointment within 30 days after the retiring Depositary Agent's giving of notice of resignation or the removal of the retiring Depositary Agent, then the retiring Depositary Agent may appoint a successor Depositary Agent, which shall be a single bank or trust company that
(i) has an office in The City of New York, New York, (ii) has capital, surplus and undivided profits of at least $500,000,000, (iii) is experienced in administering sophisticated financing

                                                            DEPOSITARY AGREEMENT
transactions, (iv) is experienced in non-recourse lending on a project finance basis and (v) is reasonably acceptable to AEE (and such bank or trust company shall be irrevocably deemed acceptable to AEE if AEE shall not set forth its objections to such bank or trust company in a written notice delivered to the Depositary Agent not more than ten Business Days after the Depositary Agent shall have notified AEE that it intends to appoint such entity as successor Depositary Agent). Upon the acceptance of any appointment as Depositary Agent hereunder by the successor Depositary Agent, (a) such successor Depositary Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Depositary Agent, and the retiring Depositary Agent shall be discharged from its respective duties and obligations hereunder, and (b) the retiring Depositary Agent shall promptly transfer all Accounts within its possession or control to the possession or control of the successor Depositary Agent, and the retiring Depositary Agent shall execute and deliver such notices, instructions and assignments as may be necessary or desirable to transfer the rights of the retiring Depositary Agent with respect to the Accounts to the successor Depositary Agent. After the retiring Depositary Agent's resignation or removal hereunder as Depositary Agent, the provisions of this Article IV and of Article V shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while acting as Depositary Agent. Further, a corporation into which the Depositary Agent is merged or converted or with which it is consolidated or which results from a merger, conversion or consolidation to which it is a party shall, to the extent permitted by Applicable Law, be the successor Depositary Agent under this Depositary Agreement without further formality and shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the Depositary Agent with which such corporation was merged, converted or consolidated. The Depositary Agent concerned shall forthwith notify such event to AEE.


                         EXPENSES; INDEMNIFICATION; FEES

                          Expenses. AEE agrees to pay or reimburse all
reasonable out-of-pocket expenses of the Depositary Agent (including, without limitation, the reasonable fees and disbursements of outside counsel engaged by the Depositary Agent) in respect of, or incidental to, the administration or enforcement of any of the provisions of this Depositary Agreement or in connection with any actual or proposed amendment, waiver or consent relating to this Depositary Agreement.

                          Indemnification. AEE agrees to indemnify the
Depositary Agent in its capacity as such, and, in its capacity as such, its officers, directors, shareholders, controlling persons, employees, agents and servants, in accordance with and in the manner contemplated by Section 10 of the Participation Agreement.

                          Fees. On the Closing Date, and on each anniversary of
the Closing Date to and including the termination of this Depositary Agreement pursuant to Section 2.4, AEE shall pay the Depositary Agent an annual fee in an amount mutually agreed on by AEE and the Depositary Agent in writing on or prior to the date of appointment of the Depositary Agent.


                                       26
                                                            DEPOSITARY AGREEMENT

                             LIMITATION OF LIABILITY

                           Limitation of Liability. The rights and obligations
of the parties hereto under this Depositary Agreement are limited as provided in
Section 13 of each Participation Agreement, which is hereby incorporated herein by reference, mutatis mutandis.

                                  MISCELLANEOUS

                           Amendments; Etc. With respect to any Funding Date,
the Working Capital Provider may waive (in its absolute and sole discretion) its priority in Section 3.1(b)(ii) by delivering written notice thereof to the Depositary Agent four Business Days prior to such Funding Date. Any such waiver shall be effective only with respect to the Funding Date so specified. No other amendment or waiver of, or consent with respect to, any provision of this Depositary Agreement shall in any event be effective unless the same shall be in writing and signed by each party hereto. Any such amendment, waiver or consent shall be effective only in the specific instance and for the specified purpose for which it is given.

                           Addresses for Notices. All notices, requests and
other communications provided for herein (including, without limitation, any modifications of, or waivers or consents under, this Depositary Agreement) shall be given or made in writing (including, without limitation, by telecopy), delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Depositary Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

                           Integration, Etc. This Depositary Agreement
constitutes the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, written or oral, relating to the subject matter hereof. This Depositary Agreement shall become effective at such time as the Depositary Agent shall have received counterparts hereof signed by all of the intended parties hereto.

                           Headings; Table of Contents; Section References.
Headings used in this Depositary Agreement, and the table of contents included in this Depositary Agreement, are for convenience of reference only and do not constitute part of this Depositary Agreement for any purpose. Unless otherwise specified in this Depositary Agreement, section references shall refer to sections of this Depositary Agreement.

                           No Third Party Beneficiaries. The agreements of the
parties hereto are solely for the benefit of the parties hereto and their respective successors and assigns and no Person (other than the parties hereto) shall have any rights hereunder.

                                       27
                                                            DEPOSITARY AGREEMENT

                           No Waiver. No failure on the part of the parties
hereto or any of their nominees or representatives to exercise, and no course of dealing with respect to, and no delay in, exercising, any right, power or remedy hereunder shall operate as a waiver of such right, power or remedy; nor shall any single or partial exercise by the Depositary Agent or any other Transaction Party or any of their nominees or representatives of any right, power or remedy hereunder shall operate as a waiver of such right, power or remedy.

                           Severability. If any provision of this Depositary
Agreement or the application thereof shall be invalid or unenforceable to any extent, (a) the remainder of this Depositary Agreement and the application of such remaining provisions shall not be affected thereby and (b) each such remaining provision shall be enforced to the greatest extent permitted by law.

                           Successors and Assigns. All covenants, agreements,
representations and warranties in this Depositary Agreement by the parties hereto shall bind and, to the extent permitted hereby, shall inure to the benefit of and be enforceable by their respective successors and assigns, whether so expressed or not.

                           Execution in Counterparts. This Depositary Agreement
may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                           SPECIAL EXCULPATION. NO CLAIM MAY BE MADE BY AEE, AEE
2 OR ANY OTHER PERSON AGAINST THE DEPOSITARY AGENT OR ANY OTHER TRANSACTION PARTY OR THE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR AGENTS OF ANY OF THEM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATING TO THIS DEPOSITARY AGREEMENT OR ANY OTHER OPERATIVE DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, AND EACH OF AEE AND AEE 2 HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

                           GOVERNING LAW. THIS DEPOSITARY AGREEMENT SHALL BE
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.




                                       28
                                                            DEPOSITARY AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have caused this Depositary Agreement to be duly executed as of the day and year first above written.


                                 AES EASTERN ENERGY, L.P.


                                 By:________________________________
                                      Name:
                                      Title:


                                            Address for Notices:

                                            AES Eastern Energy, L.P.
                                            1001 North 19th Street
                                            Suite 2000
                                            Arlington, VA 22209

                                            Attention: William Luraschi
                                            Telecopier No.:  (703) 528-4510
                                            Telephone No.:  (703) 522-1315

                                                            DEPOSITARY AGREEMENT

                                  AEE 2, L.L.C.


                                 By:________________________________
                                      Name:
                                      Title:


                                            Address for Notices:

                                            AEE 2, L.L.C.
                                            1001 North 19th Street
                                            Suite 2000
                                            Arlington, VA 22209

                                            Attention: William Luraschi
                                            Telecopier No.:  (703) 528-4510
                                            Telephone No.:  (703) 522-1315


                                                            DEPOSITARY AGREEMENT

                                    CREDIT SUISSE FIRST BOSTON,
                                         as Working Capital Provider


                                    By:________________________________
                                         Name:
                                         Title:


                                               Address for Notices:

                                               Credit Suisse First Boston
                                               11 Madison Avenue
                                               New York, NY 10010-3629

                                               Attention:  Thomas Boehlert
                                               Telecopier No.:  (212) 325-0982
                                               Telephone No.:  (212) 325-9106

                                                            DEPOSITARY AGREEMENT

                         KINTIGH FACILITY TRUST A-1

                         By: WILMINGTON TRUST COMPANY,
                           not in its individual capacity, but solely as Trustee under the Trust Agreement (Kintigh A-1)


                         By:________________________________
                              Name:
                              Title:


                                    Address for Notices:

                                    Wilmington Trust Company
                                    Rodney Square North
                                    1100 North Market Street
                                    Wilmington, DE 19890-0001

                                    Attention:  Ann Roberts
                                    Telecopier No.:  (302) 651-8882
                                    Telephone No.:  (302) 651-8681



                                                            DEPOSITARY AGREEMENT

                         KINTIGH FACILITY TRUST A-2

                         By: WILMINGTON TRUST COMPANY,
                           not in its individual capacity, but solely as Trustee under the Trust Agreement (Kintigh A-2)


                         By:________________________________
                              Name:
                              Title:


                                    Address for Notices:

                                    Wilmington Trust Company
                                    Rodney Square North
                                    1100 North Market Street
                                    Wilmington, DE 19890-0001

                                    Attention:  Ann Roberts
                                    Telecopier No.:  (302) 651-8882
                                    Telephone No.:  (302) 651-8681



                                                            DEPOSITARY AGREEMENT

                         KINTIGH FACILITY TRUST B-1

                         By: WILMINGTON TRUST COMPANY,
                           not in its individual capacity, but solely as Trustee under the Trust Agreement (Kintigh B-1)


                         By:________________________________
                              Name:
                              Title:


                                    Address for Notices:

                                    Wilmington Trust Company
                                    Rodney Square North
                                    1100 North Market Street
                                    Wilmington, DE 19890-0001

                                    Attention:  Ann Roberts
                                    Telecopier No.:  (302) 651-8882
                                    Telephone No.:  (302) 651-8681



                                                            DEPOSITARY AGREEMENT

                     KINTIGH FACILITY TRUST B-2

                     By: WILMINGTON TRUST COMPANY,
                       not in its individual capacity, but solely as Trustee under the Trust Agreement (Kintigh B-2)


                     By:________________________________
                          Name:
                          Title:


                                Address for Notices:

                                Wilmington Trust Company
                                Rodney Square North
                                1100 North Market Street
                                Wilmington, DE 19890-0001

                                Attention:  Ann Roberts
                                Telecopier No.:  (302) 651-8882
                                Telephone No.:  (302) 651-8681



                                                            DEPOSITARY AGREEMENT

                      KINTIGH FACILITY TRUST C-1

                      By: WILMINGTON TRUST COMPANY,
                        not in its individual capacity, but solely as Trustee under the Trust Agreement (Kintigh C-1)


                      By:________________________________
                           Name:
                           Title:


                                 Address for Notices:

                                 Wilmington Trust Company
                                 Rodney Square North
                                 1100 North Market Street
                                 Wilmington, DE 19890-0001

                                 Attention:  Ann Roberts
                                 Telecopier No.:  (302) 651-8882
                                 Telephone No.:  (302) 651-8681



                                                            DEPOSITARY AGREEMENT

                         KINTIGH FACILITY TRUST C-2

                         By: WILMINGTON TRUST COMPANY,
                           not in its individual capacity, but solely as Trustee under the Trust Agreement (Kintigh C-2)


                         By:________________________________
                              Name:
                              Title:


                                    Address for Notices:

                                    Wilmington Trust Company
                                    Rodney Square North
                                    1100 North Market Street
                                    Wilmington, DE 19890-0001

                                    Attention:  Ann Roberts
                                    Telecopier No.:  (302) 651-8882
                                    Telephone No.:  (302) 651-8681



                                                            DEPOSITARY AGREEMENT

                         MILLIKEN FACILITY TRUST A-1

                         By: WILMINGTON TRUST COMPANY,
                           not in its individual capacity, but solely as Trustee under the Trust Agreement (Milliken A-1)


                         By:________________________________
                              Name:
                              Title:


                                    Address for Notices:

                                    Wilmington Trust Company
                                    Rodney Square North
                                    1100 North Market Street
                                    Wilmington, DE 19890-0001

                                    Attention:  Ann Roberts
                                    Telecopier No.:  (302) 651-8882
                                    Telephone No.:  (302) 651-8681



                                                            DEPOSITARY AGREEMENT

                   MILLIKEN FACILITY TRUST A-2

                   By: WILMINGTON TRUST COMPANY,
                     not in its individual capacity, but solely as Trustee under the Trust Agreement (Milliken A-2)


                   By:________________________________
                        Name:
                        Title:


                              Address for Notices:

                              Wilmington Trust Company
                              Rodney Square North
                              1100 North Market Street
                              Wilmington, DE 19890-0001

                              Attention:  Ann Roberts
                              Telecopier No.:  (302) 651-8882
                              Telephone No.:  (302) 651-8681



                                                            DEPOSITARY AGREEMENT

                      MILLIKEN FACILITY TRUST B-1

                      By: WILMINGTON TRUST COMPANY,
                        not in its individual capacity, but solely as Trustee under the Trust Agreement (Milliken B-1)


                      By:________________________________
                           Name:
                           Title:


                                 Address for Notices:

                                 Wilmington Trust Company
                                 Rodney Square North
                                 1100 North Market Street
                                 Wilmington, DE 19890-0001

                                 Attention:  Ann Roberts
                                 Telecopier No.:  (302) 651-8882
                                 Telephone No.:  (302) 651-8681



                                                            DEPOSITARY AGREEMENT

                     MILLIKEN FACILITY TRUST B-2

                     By: WILMINGTON TRUST COMPANY,
                       not in its individual capacity, but solely as Trustee under the Trust Agreement (Milliken B-2)


                     By:________________________________
                          Name:
                          Title:


                                Address for Notices:

                                Wilmington Trust Company
                                Rodney Square North
                                1100 North Market Street
                                Wilmington, DE 19890-0001

                                Attention:  Ann Roberts
                                Telecopier No.:  (302) 651-8882
                                Telephone No.:  (302) 651-8681



                                                            DEPOSITARY AGREEMENT

                    MILLIKEN FACILITY TRUST C-1

                    By: WILMINGTON TRUST COMPANY,
                      not in its individual capacity, but solely as Trustee under the Trust Agreement (Milliken C-1)


                    By:________________________________
                         Name:
                         Title:


                               Address for Notices:

                               Wilmington Trust Company
                               Rodney Square North
                               1100 North Market Street
                               Wilmington, DE 19890-0001

                               Attention:  Ann Roberts
                               Telecopier No.:  (302) 651-8882
                               Telephone No.:  (302) 651-8681



                                                            DEPOSITARY AGREEMENT

                          MILLIKEN FACILITY TRUST C-2

                          By: WILMINGTON TRUST COMPANY,
                           not in its individual capacity, but solely as Trustee under the Trust Agreement (Milliken C-2)


                          By:________________________________
                               Name:
                               Title:


                                     Address for Notices:

                                     Wilmington Trust Company
                                     Rodney Square North
                                     1100 North Market Street
                                     Wilmington, DE 19890-0001

                                     Attention:  Ann Roberts
                                     Telecopier No.:  (302) 651-8882
                                     Telephone No.:  (302) 651-8681



                                                            DEPOSITARY AGREEMENT

                DCC PROJECT FINANCE FOURTEEN, INC.,
                     as Owner Participant under each Participation Agreement (Kintigh A-1 and Milliken A-1)


                By:________________________________
                     Name:
                     Title:


                           Address for Notices:

                           DCC Project Finance Fourteen, Inc.
                           1801 Richards Road
                           Toledo, OH 43607

                           Attention:  Letitia D. Marth, Esq.
                           Telecopier No.:  (419) 322-7485
                           Telephone No.:  (419) 322-7465


                                                            DEPOSITARY AGREEMENT

                   DCC PROJECT FINANCE FIFTEEN, INC.,
                        as Owner Participant under each Participation Agreement (Kintigh A-2 and Milliken A-2)


                   By:________________________________
                        Name:
                        Title:


                              Address for Notices:

                              DCC Project Finance Fourteen, Inc.
                              1801 Richards Road
                              Toledo, OH 43607

                              Attention:  Letitia D. Marth, Esq.
                              Telecopier No.:  (419) 322-7484
                              Telephone No.:  (419) 322-7465


                                                            DEPOSITARY AGREEMENT

                    FIRST CHICAGO LEASING CORPORATION,
                         as Owner Participant under each Participation Agreement (Kintigh B-1 and Milliken B-1)


                    By:________________________________
                         Name:
                         Title:


                               Address for Notices:

                               First Chicago Leasing Corporation
                               One First National Plaza, Suite 0502
                               Chicago, IL 60670-0502

                               Attention:  Contract Administration
                               Telecopier No.:  (312) 732-2231
                               Telephone No.:  (312) 732-8100


                                                            DEPOSITARY AGREEMENT

                 FIRST CHICAGO LEASING CORPORATION,
                      as Owner Participant under each Participation Agreement (Kintigh B-2 and Milliken B-2)


                 By:________________________________
                      Name:
                      Title:


                            Address for Notices:

                            First Chicago Leasing Corporation
                            One First National Plaza, Suite 0502
                            Chicago, IL 60670-0502

                            Attention:  Contract Administration
                            Telecopier No.:  (312) 732-2231
                            Telephone No.:  (312) 732-8100


                                                            DEPOSITARY AGREEMENT

                  BANKERS COMMERCIAL CORPORATION,
                       as Owner Participant under each Participation Agreement (Kintigh C-1 and Milliken C-1)


                  By:________________________________
                       Name:
                       Title:


                             Address for Notices:

                             Bankers Commercial Corporation
                             445 South Figueroa Street
                             Los Angeles, CA 90071

                             Attention:  Bill Moore, Esq.
                             Telecopier No.:  (213) 236-7579
                             Telephone No.:  (213) 236-5544


                                                            DEPOSITARY AGREEMENT

                  BANKERS COMMERCIAL CORPORATION,
                       as Owner Participant under each Participation Agreement (Kintigh C-2 and Milliken C-2)


                  By:________________________________
                       Name:
                       Title:


                             Address for Notices:

                             Bankers Commercial Corporation
                             445 South Figueroa Street
                             Los Angeles, CA 90071

                             Attention:  Bill Moore, Esq.
                             Telecopier No.:  (213) 236-7579
                             Telephone No.:  (213) 236-5544


                                                            DEPOSITARY AGREEMENT

                      BANKERS TRUST COMPANY,
                               as Depositary Agent


                      By:________________________________
                           Name:
                           Title:


                                 Address for Notices:

                                 Bankers Trust Company
                                 4 Albany Street - 4th Floor
                                 New York, NY 10006

                                 Attention:  Richard L. Buckwalter
                                 Telecopier No.:  (212) 250-6725
                                 Telephone No.:  (212) 250-8869


                                                            DEPOSITARY AGREEMENT

                           BANKERS TRUST COMPANY,
                                    as each Indenture Trustee


                           By:________________________________
                                Name:
                                Title:


                                      Address for Notices:

                                      Bankers Trust Company
                                      4 Albany Street - 4th Floor
                                      New York, NY 10006

                                      Attention:  Richard L. Buckwalter
                                      Telecopier No.:  (212) 250-6725
                                      Telephone No.:  (212) 250-8869


                                                            DEPOSITARY AGREEMENT

                           BANKERS TRUST COMPANY,
                                    as each Pass Through Trustee


                           By:________________________________
                                Name:
                                Title:


                                      Address for Notices:

                                      Bankers Trust Company
                                      4 Albany Street - 4th Floor
                                      New York, NY 10006

                                      Attention:  Richard L. Buckwalter
                                      Telecopier No.:  (212) 250-6725
                                      Telephone No.:  (212) 250-8869


                                                            DEPOSITARY AGREEMENT

                                                                      Schedule I
                                                                              to
                                                            Depositary Agreement



                                    ACCOUNTS


          ACCOUNTS                                                     Account #
          --------                                                     ---------

(a)       Revenue Account
(b)       Operating Account
(c)       Working Capital Account
(d)       Rent Payment Account
(e)       Debt Repayment Account
(f)       Rent Reserve Account
(g)       Deferrable Rent Account
(h)       Indemnity Account
(i)       Loss Proceeds Account
(j)       Additional Liquidity Account
(k)       Special Rent Reserve Account
(l)       Distribution Account


                                                            DEPOSITARY AGREEMENT

                                                                    EXHIBIT A to
                                                            Depositary Agreement

                          [Form of Instruction Letter]

                      [AES Eastern Energy, L.P. Letterhead]



                                     [Date]


[NAME AND ADDRESS
OF DOCUMENT PARTY]


         Re: [__________________] (the "Subject Agreement") dated as of [_____________] by and between AES Eastern Energy, L.P. ("AEE") and [_____________] (the "Document Party").

Ladies and Gentlemen:

         All payments to be made by the Document Party to AEE under the Subject Agreement shall be made in lawful money of the United States, directly to Bankers Trust Company, [a national banking corporation organized and existing under the laws of the United States of America], in its capacity as depositary agent (in such capacity, together with its successors and permitted assigns in such capacity, the "Depositary Agent"), for deposit in accordance with the following instructions:

(a) with respect to wire transfers:

                  Bankers Trust Company
                  ________________________
                  ________________________
                  ABA #:
                  Account No.:
                  For further credit to:    AEE Operating Account
                                            (Account No.:)
                  Re: AEE
                  Attn:

and (b) with respect to other transfers:

                  Bankers Trust Company
                  ________________________
                  ________________________
                  ABA #:
                  Account No.:
                  For further credit to:    AEE Operating Account
                                            (Account No.:)
                  Re: AEE
                  Attn:

or to such other Person and/or at such other address as the Transaction Parties may from time to time specify in writing to the Document Party for application by the Depositary Agent in the manner contemplated in the Deposit and Disbursements Agreement dated as of April __, 1999 (as amended, supplemented or modified and in effect from time to time) among AEE, AEE 2, Credit Suisse First Boston, Wilmington Trust Company, [Owner Participant] and Bankers Trust Company, and shall be accompanied by a notice from the Document Party stating that such payments are made under the Subject Agreement and stating the nature and amounts of such payments.

                                                     AES EASTERN ENERGY, L.P.

                                                     By: _______________________
                                                     Name:
                                                     Title:


Agreed and Acknowledged:

[DOCUMENT PARTY



By: _______________________
     Name:
     Title:

     Date:

                                                                    EXHIBIT B to
                                                            Depositary Agreement

                       [Form of Funding Date Certificate]



                                    [to come]